AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


Payment Date: 15 April, 1998.
Calculation Date: 7 April, 1998.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

                                                                                                               Balance on
                                                        Prior Balance        Deposits         Withdrawals    Calculation Date
                                                        -------------        --------         -----------    ----------------
                                                          10-Mar-98                                            7-Apr-98

          Lessee Funded Account                                    0.00              0.00            (0.00)            0.00
          Expense Account (note ii)                       25,783,230.96     10,958,901.47   (29,140,542.17)    7,601,590.26
                                                         --------------     -------------   --------------   --------------
          Collection Account (note iii)                  220,480,880.69     40,503,715.31   (46,275,362.69)  214,709,233.31
           -  Miscellaneous Reserve                       40,000,000.00                                       40,000,000.00
           -  Maintenance Reserve                         80,000,000.00                                       80,000,000.00
           -  Security Deposit                            54,406,045.00                                       54,205,518.00
           -  Other Collections                           46,074,835.69                                       40,503,715.31
                                                         --------------     -------------   --------------   --------------
          Total                                          246,264,111.65     51,462,616.78   (75,415,904.86)  222,310,823.57
                                                         ==============     =============   ==============   ==============

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          Balance on preceding Calculation
            Date (Mar 10,1998)                            25,783,230.96
          Transfer from Collection Account
           (previous Payment Date)                        10,889,344.08
          Interest Earned during period                       69,557.39
          Payments during period between prior
           Calculation Date and the relevant
           Calculation Date:
           - Payments on previous Payment Date           (17,235,977.12)
           - Other payments                              (11,904,565.05)
                                                      -----------------
          Balance on relevant Calculation
            Date (Apr 07, 1998)                            7,601,590.26

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

          Balance on preceding Calculation Date
            (Mar 10, 1998)                               220,480,880.69
          Collections during period                       40,490,610.94
          Swap receipts (previous Payment Date)               13,104.37
          Transfer to Expense Account (previous
            Payment Date)                                (10,889,344.08)
          Net transfer to Lessee Funded Accounts
          Aggregate Certificate Payments (previous
            Payment Date)                                (34,275,362.69)
          Swap payments (previous Payment Date)           (1,110,655.92)
                                                      -----------------
          Balance on relevant Calculation Date
            (Apr 07, 1998)                               214,709,233.31



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

        Priority of Payments
    (i) Required Expense Amount                               15,247,744.44
   (ii) a) Class A Interest                                   12,053,920.65
        b) Swap Payments                                         394,845.82
  (iii) First Collection Account Top-up                      120,000,000.00
   (iv) Minimum Hedge Payment                                    229,500.00
    (v) Class A Minimum Principal                                      0.00
   (vi) Class B Interest                                       1,807,864.58
  (vii) Class B Minimum Principal                              1,077,584.80
 (viii) Class C Interest                                       2,546,875.00
   (ix) Class D Interest                                       3,625,000.00
    (x) Second Collection Account Top-up                      54,422,465.00
   (xi) Class A Principal Adjustment Amount                    2,757,568.28
  (xii) Class C Scheduled Principal                                    0.00
 (xiii) Class D Scheduled Principal                                    0.00
  (xiv) Modification Payments                                          0.00
   (xv) Soft Bullet Note Step-up Interest                              0.00
  (xvi) Class E Minimum Interest                                 492,684.17
 (xvii) Supplemental Hedge Payment                               229,500.00
(xviii) Class B Supplemental Principal                                 0.00
  (xix) Class A Supplemental Principal                         7,425,270.83
   (xx) Class D Outstanding Principal                                  0.00
  (xxi) Class C Outstanding Principal                                  0.00
 (xxii) Class E Supplemental Interest                                  0.00
(xxiii) Class B Outstanding Principal                                  0.00
 (xxiv) Class A Outstanding Principal                                  0.00
  (xxv) Class E Accrued Unpaid Interest                                0.00
 (xxvi) Class E Outstanding Principal                                  0.00
(xxvii) Charitable Trust                                               0.00
                                                           ----------------
Total Payments with respect to Payment Date                  222,310,823.57
Less Collection Account Top-Ups ((iii) and (x)above)        (174,422,465.00)
                                                           ----------------
                                                              47,888,358.57
                                                           ================





(iv) PAYMENT ON THE CERTIFICATES

 (a)  FLOATING RATE CERTIFICATES       A-4              A-5              A-6               A-7              A-8          Class B
Applicable LIBOR                     5.68750%         5.68750%         5.68750%          5.68750%         5.68750%         5.68750%
Applicable Margin                    0.62000%         0.35000%         0.34000%          0.26000%         0.37500%         0.75000%
Applicable Interest Rate             6.30750%         6.03750%         6.02750%          5.94750%         6.06250%         6.43750%
Interest Amount Payable          1,051,250.00       470,795.65     4,269,479.17      2,725,937.50     3,536,458.33     1,807,864.58
Step Up Interest Amount                  0.00             0.00             0.00              0.00             0.00             0.00

Opening Principal Balance      200,000,000.00    93,574,290.28   850,000,000.00    550,000,000.00   700,000,000.00   337,000,000.00
Minimum Principal Payment
    Amount                               0.00             0.00             0.00              0.00             0.00     1,077,584.80
Adjusted Principal Payment
    Amount                               0.00     2,757,568.28             0.00              0.00             0.00             0.00
Supplemental Principal
    Payment Amount                       0.00     7,425,270.83             0.00              0.00             0.00             0.00
Total Principal
    Distribution
    Amount                               0.00    10,182,839.11             0.00              0.00             0.00     1,077,584.80
Redemption Amount
 - amount allocable to
     principal                           0.00             0.00             0.00              0.00             0.00             0.00
 - premium allocable to
     premium                             0.00             0.00             0.00              0.00             0.00             0.00
                               --------------    -------------   --------------    --------------   --------------   --------------
 Outstanding Principal
     Balance
  (April 15,1998)          200,000,000.00    83,391,451.17   850,000,000.00    550,000,000.00   700,000,000.00   335,922,415.20

 (b)  FIXED RATE CERTIFICATES                                  Class C           Class D
      Applicable Interest Rate                                    8.1500%          10.8750%
      Interest Amount Payable                                2,546,875.00      3,625,000.00

      Opening Principal Balance                            375,000,000.00    400,000,000.00
      Scheduled Principal Payment Amount                             0.00              0.00
      Redemption Amount
       - amount allocable to principal                               0.00              0.00
       - amount allocable to premium                                 0.00              0.00
      Actual Pool Factor                                        1.0000000         1.0000000
      Outstanding Principal Balance (April 15, 1998)       375,000,000.00    400,000,000.00

 Table of rescheduled Pool Factors                                 n/a               n/a
   in the event of a partial redemption




(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

                                         A-4               A-5              A-6               A-7              A-8          Class B
                                         ---               ---              ---               ---              ---          -------
     Applicable LIBOR                5.65625%          5.65625%         5.65625%          5.65625%         5.65625%         5.65625%
     Applicable Margin               0.62000%          0.35000%         0.34000%          0.26000%         0.37500%         0.75000%
     Applicable Interest Rate        6.27625%          6.00625%         5.99625%          5.91625%         6.03125%         6.40625%

(vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)  FLOATING RATE CERTIFICATES

                                       A-4               A-5              A-6               A-7              A-8          Class B

     Opening Principal Amount        2,000.00            935.74         8,500.00          5,500.00         7,000.00         3,370.00
     Total Principal Payments            0.00            101.83             0.00              0.00             0.00            10.78
                                     --------            ------         --------          --------         --------         --------
     Closing Outstanding
      Principal Balance              2,000.00            833.91         8,500.00          5,500.00         7,000.00         3,359.22

     Total Interest                     10.51              4.71            42.69             27.26            35.36            18.08
     Total Premium                       0.00              0.00             0.00              0.00             0.00             0.00


(b)  FIXED RATE CERTIFICATES
                                     Class C          Class D

     Opening Principal Amount        3,750.00         4,000.00
     Total Principal Payments            0.00             0.00
                                     --------         --------
     Outstanding Principal
       Balance                       3,750.00         4,000.00

     Total Interest                     25.47            36.25
     Total Premium                       0.00             0.00